Exhibit 99.1

Tesla Auto Lease Trust 2020-A

Asset-Backed Notes

Sample Lease Agreed-Upon Procedures

Report To:

Tesla Finance LLC

TALT Holdings, LLC

22 July 2020

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Tesla Finance LLC

TALT Holdings, LLC

3500 Deer Creek Road

Palo Alto, California 94304

Re:	Tesla Auto Lease Trust 2020-A (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Tesla Finance LLC (the “Sponsor”), TALT Holdings, LLC (the “Depositor”), Citigroup Global Markets Inc. (“Citigroup”), Deutsche Bank Securities Inc. (“Deutsche Bank Securities”), Barclays Capital Inc. (“Barclays”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Sponsor, Depositor, Citigroup, Deutsche Bank Securities and Barclays, the “Specified Parties”), solely to assist the Specified Parties in evaluating certain information relating to a pool of closed-end vehicle leases (the “Leases”) and the related leased vehicles relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.

An electronic data file labeled “2020.05.26 TALT 2020-A Datatape (May 20 Cutoff) v2 distributed.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain closed-end vehicle leases (the ”Preliminary Leases”) and the related leased vehicles as of 20 May 2020 (the “Cutoff Date”) that are expected to be representative of the Leases,

b.	Imaged copies of:

i.

The motor vehicle lease agreement, lease agreement, lease, vehicle lease extension and/or vehicle lease assignment and assumption agreement, lease agreement consumer paper or other related documents (collectively and as applicable, the “Contract”) and

ii.	Certain printed screen shots from the Sponsor’s lease servicing system (the “System Screen Shots,” together with the Contract, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Lease (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Leases or Leases, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

22 July 2020

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Preliminary Leases from the Preliminary Data File (the “Sample Leases”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Preliminary Data File.

For the purpose of the procedures described in this report, the 125 Sample Leases are referred to as Sample Lease Numbers 1 through 125.

2.	For each Sample Lease, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.

Observed that the corresponding Contract contained a signature in the lessee signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the lessee signature section of the Contract.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note
Lease account number	Account Number	System Screen Shots	i.

Vehicle model year	Vehicle Model Year	Contract

Vehicle make	Vehicle Make and Model	Contract	ii.

Vehicle model	Vehicle Make and Model	Contract	iii.

Vehicle age classification (new/used)	New/Used	Contract

Contractual total monthly payment amount	Contractual Total Monthly Payment Amount	Contract or System Screen Shots	iv.

Original term to maturity	Original Term	Contract

Adjusted capitalized cost	Original Capitalized Cost	Contract

Residual value	Contractual Residual Amount	Contract	v.

Manufacturer’s suggested retail price	Vehicle MSRP	System Screen Shots

Lease rate (money factor)	Buy Rate (APR)	(a) Contract and recalculation or (b) System Screen Shots	vi.

VIN	VIN	Contract

Maturity date	Current Maturity Date	Contract

Remaining term to maturity	Remaining Term	(a) Contract and recalculation or (b) System Screen Shots	vii.

FICO score	FICO Score	System Screen Shots

Customer state	Customer State	Contract

Original first payment date	First Payment Due Date	Contract	viii.

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the vehicle make Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a vehicle make value containing “TESLA,” as shown on the Preliminary Data File, if the corresponding vehicle make value was “Tesla,” as shown on the Contract.

Exhibit 1 to Attachment A

Notes: (continued)

iii.

For the purpose of comparing the vehicle model Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore the word “TESLA,” as shown on the Preliminary Data File.

iv.

For the purpose of comparing the contractual total monthly payment amount Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 2, 14, 40, 106, 108, 109, 110 and 122), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of comparing the contractual total monthly payment amount Sample Characteristic for Sample Lease Numbers 2, 14, 40, 106, 108, 109, 110 and 122, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of comparing the contractual total monthly payment amount Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

v.	For the purpose of comparing the residual value Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

vi.

For the purpose of comparing the lease rate (money factor) Sample Characteristic for each Sample Lease (except for Sample Lease Number 11), the Sponsor, on behalf of the Depositor, instructed us to recalculate the lease rate (money factor) by:

a.	Dividing the rent charge by the original term to maturity, both as shown on the Contract (the “Recalculated Monthly Rent Charge”),

b.	Dividing the Recalculated Monthly Rent Charge by the sum of the adjusted capitalized cost and residual value, both as shown on the Contract, and

c.	Multiplying the result obtained in b. by 2,400.

For the purpose of comparing the lease rate (money factor) Sample Characteristic for Sample Lease Number 11, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

Exhibit 1 to Attachment A

Notes: (continued)

vi. (continued)

For the purpose of comparing the lease rate (money factor) Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to round the lease rate (money factor), as shown on the Preliminary Data File, to the third decimal place (XX.XXX).

For the purpose of comparing the lease rate (money factor) Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of 0.01% or less.

vii.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 11, 68, 74, 88, 100 and 108), the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by:

a.	Calculating the difference in months between the Cutoff Date and maturity date, as shown on the Contract, and

b.	Subtracting one month from the result obtained above.

For the purpose of comparing the remaining term to maturity Sample Characteristic for Sample Lease Numbers 11, 68, 74, 88, 100 and 108, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

viii.

For the purpose of comparing the original first payment date Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the original first payment date value, as shown on the Preliminary Data File, is the 1st of the month following an original first payment date value that falls on the 29th, 30th, or 31st day of the month, as shown on the Contract.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Lease Number	Sample Characteristic	Preliminary Data File Value	Source Document Value
92	Maturity date	11/23/2021	12/23/2021